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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                              September 27, 2002


                         USAA AUTO OWNER TRUST 2002-1


            (Exact Name of Registrant as Specified in its Charter)



Delaware                           333-96907-01               72-6216179
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(State or Other Jurisdiction       (Commission              (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)

One Rodney Square,
920 King Street, 1st Floor
Wilmington, Delaware                                          19801
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(Address of Principal                                        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (302) 888-7536

                                Not applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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         Item 5.  Other Events
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         Filing of certain Agreements
         ----------------------------

         On September 27, 2002, USAA Auto Owner Trust 2002-1 (the "Issuer"), as issuer, and JPMorgan Chase Bank ("Chase"), as indenture trustee, entered into an indenture (the "Indenture"). The Indenture is attached hereto as Exhibit 4.2.

         On September 27, 2002, USAA Acceptance, LLC (the "Depositor"), as depositor, and Wachovia Trust Company, National Association, as owner trustee, entered into an amended and restated trust agreement (the "Trust Agreement"). The Trust Agreement is attached hereto as Exhibit 4.3.

         On September 27, 2002, USAA Federal Savings Bank ("USAA"), as seller and servicer, the Depositor, as depositor, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of September 1, 2002 (the "Sale and Servicing Agreement"). The Sale and Servicing Agreement is attached hereto as Exhibit 99.1.

         On September 27, 2002, the Issuer, USAA, as administrator, and Chase, as indenture trustee, entered into an administration agreement (the "Administration Agreement"). The Administration Agreement is attached hereto as Exhibit 99.2.

         On September 27, 2002, USAA Federal Savings Bank ("USAA"), as seller and the Depositor, as depositor, entered into a receivables purchase agreement dated as of September 1, 2002 (the "Receivables Purchase Agreement"). The Receivables Purchase Agreement is attached hereto as
         Exhibit 99.3.



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



                  Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  4.2      Indenture

                  4.3      Trust Agreement

                  99.1     Sale and Servicing Agreement

                  99.2     Administration Agreement

                  99.3     Receivables Purchase Agreement


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

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, USAA Acceptance, LLC which is the depositor of USAA Auto Owner Trust 2002-1, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          USAA ACCEPTANCE, LLC

                                          By: /s/ Michael J. Broker
                                            --------------------------------
                                             Michael J. Broker
                                             Vice President






Dated: October 18, 2002



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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                        Description


     4.2                           Indenture

     4.3                           Trust Agreement

     99.1                          Sale and Servicing Agreement

     99.2                          Administration Agreement

     99.3                          Receivables Purchase Agreement


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